Summary prospectus

Delaware Ivy VIP Pathfinder Moderately Aggressive

(formerly, Ivy VIP Pathfinder Moderately Aggressive)

Before you invest, you may want to review the Portfolio's statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio's statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Portfolio's statutory prospectus and statement of additional information, both dated April 29, 2022 (and any supplements thereto), are incorporated by reference into this summary prospectus.

On April 30, 2021, the portfolio in this prospectus (Portfolio) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio's investment manager (hereinafter, the Portfolio and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds). On or about June 24, 2022, references to Waddell & Reed Services Company, doing business as WI Services Company (WISC), are hereby removed from this prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Moderately Aggressive seeks to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.03%
Acquired fund fees and expenses	0.94%[1]
Total annual portfolio operating expenses	0.97%[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary prospectus

Class	II
1 year	$99
3 years	$309
5 years	$536
10 years	$1,190

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs . These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Moderately Aggressive seeks to achieve its objective by allocating its assets among the asset classes below so that approximately 45-55% of the value of the Portfolio’s assets is in the US stocks class, approximately 20-30% of the Portfolio’s assets is in the international/global stocks class, approximately 0-25% of the Portfolio’s assets is in the bonds class, and approximately 5-35% of the Portfolio’s assets is in the short-term investments class (including cash). Delaware Ivy VIP Pathfinder Moderately Aggressive implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund. The Portfolio’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Underlying Fund	Target Allocations
US Stocks			45-55%
	Delaware Ivy VIP Core Equity	0-20%
	Delaware Ivy VIP Growth	0-20%
	Delaware Ivy VIP Mid Cap Growth	0-10%
	Delaware Ivy VIP Smid Cap Core	0-10%
	Delaware Ivy VIP Small Cap Growth	0-10%
	Delaware Ivy VIP Value	0-20%
International/Global Stocks			20-30%
	Delaware Ivy VIP Global Equity Income	0-30%
	Delaware Ivy VIP Global Growth	0-30%
	Delaware Ivy VIP International Core Equity	0-30%
Bonds			0-25%
	Delaware Ivy VIP Corporate Bond	0-25%
	Delaware Ivy VIP High Income	0-10%
Short-Term Investments (including cash)			5-35%
	Delaware Ivy VIP Limited-Term Bond	0-35%
Total Allocation			100%

These allocations are projections only and may be changed by the Manager from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. The Manager monitors Delaware Ivy VIP Pathfinder Moderately Aggressive’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates Delaware Ivy VIP Pathfinder Moderately Aggressive’s asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to Delaware Ivy VIP Pathfinder Moderately Aggressive; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented US and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds, US government securities and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of US and foreign large-capitalization companies, the Portfolio is likely to have some exposure to mid- and small-capitalization companies.

Delaware Ivy VIP Pathfinder Moderately Aggressive is intended for investors who want to maximize returns over the long term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Summary prospectus

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Moderately Aggressive performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 888 923-3355 (800 523-1918 on or about June 24, 2022) or by visiting our website at delawarefunds.com/vip-performance.

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 17.27% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.61% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years
Class II	16.88%	12.68%	10.55%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	15.04%	12.59%	11.21%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.66%	17.97%	16.30%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	11.26%	9.55%	8.03%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-1.08%	5.05%	4.45%
Bloomberg 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses, or taxes)	-0.47%	1.85%	1.39%

* The Current Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg U.S. Credit Index + 5% Bloomberg 1-3 Year Gov/Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Effective until on or about June 24, 2022: Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies. The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Effective after on or about June 24, 2022: Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIPSUM-PMAGG 4/22